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                                                                     EXHIBIT 4.2

                       [FORM OF COMMON STOCK CERTIFICATE]

              Incorporated under the laws of the State of Florida




                            CABLE-SAT SYSTEMS, INC.
                            Authorized common stock
                       50,000,000 shares, $.001 par value

NUMBER                                                       SHARES
      ------------                                                 ------------

                                        CUSIP NO.
                                                 --------------

THIS CERTIFIES THAT
                    ----------------------

IS THE RECORD HOLDER OF                   SHARES OF COMMON STOCK
                        -----------------

                            CABLE-SAT SYSTEMS, INC.

transferable on the books of the Corporation in person or by duly authorized
attorney upon surrender of this Certificate properly endorsed.   This
Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duy authorized officers.

Dated:
      --------------------

- --------------------------
        President

- --------------------------
        Secretary


[BACK OF STOCK CERTIFICATE]


THE COMPANY WILL SUPPLY THE HOLDER WITH A FULL STATEMENT OF THE
DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF THE COMPANY'S STOCK ON REQUEST AND WITHOUT CHARGE.
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                                   ASSIGNMENT



  FOR VALUE RECEIVED                    hereby sell, assign, and transfer unto
                     ------------------

                       ----------------------------------

                                     (Name)

           ----------------------------------------------------------
                                   (Address)

the Common Stock evidenced by the within certificate and do hereby irrevocably
constitute and appoint                                        to transfer the
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said certificated on the books of the Corporation with full power of substitution.

Dated:                               Signature
                                              -----------------------------

                                     Signature
                                              -----------------------------


Signature(s) Guaranteed:



NOTICE: The signature to assignment form must correspond with the name(s) as written upon the face of the within Certificate in every particular, without alteration or enlargement, or any change whatsoever and must be guaranteed by an eligible guarantor institution which is a participant in a securities transfer association recognized program with a bond limit of $500.00 or more.